INTERMEDIATE BOND FUND OF AMERICA
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $113,329
------------------ --------------------------------
------------------ --------------------------------
Class B            $8,194
------------------ --------------------------------
------------------ --------------------------------
Class C            $8,890
------------------ --------------------------------
------------------ --------------------------------
Class F            $7,566
------------------ --------------------------------
------------------ --------------------------------
Total              $137,979
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,022
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $377
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,031
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $106
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $151
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $53
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,289
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,305
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $238
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,663
------------------ --------------------------------
------------------ --------------------------------
Total              $8,235
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4129
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3189
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3073
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4124
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4136
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2914
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2927
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3632
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3973
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3054
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3105
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3627
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4113
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4555
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            272,985
------------------ ----------------------------------
------------------ ----------------------------------
Class B            24,525
------------------ ----------------------------------
------------------ ----------------------------------
Class C            27,754
------------------ ----------------------------------
------------------ ----------------------------------
Class F            22,036
------------------ ----------------------------------
------------------ ----------------------------------
Total              347,300
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        5,710
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,416
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,018
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        357
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        529
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          213
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,134
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,598
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          940
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,681
------------------ ----------------------------------
------------------ ----------------------------------
Total              27,596
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.80
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.80
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.80
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.80
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.80
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.80
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.80
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.80
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.80
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.80
----------------------- -------------------------